                                                                  Exhibit T3A-22

                          CERTIFICATE OF INCORPORATION

                                       OF

                        PAGING NETWORK OF TENNESSEE, INC.

     The undersigned, in order to form a corporation under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     FIRST:    The name of the corporation is

               Paging Network of Tennessee, Inc.

     SECOND:   The registered office of the corporation in the State of Delaware is located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD:    The nature of the business to be conducted or promoted and the purposes of the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH:   The total number of shares of stock which the corporation shall have the authority to issue is 3,000 shares of Common Stock, $.01 par value per share.

     FIFTH:    The name and mailing address of the incorporator is as follows:

               NAME                      MAILING ADDRESS

               Jane E. Pike              Bingham, Dana & Gould
                                         150 Federal Street
                                         Boston, MA 02110

     SIXTH:    The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for creating, defining, limiting and regulating the powers of the corporation, the directors and the stockholders.

          (a) Directors need not be stockholders of the corporation.

          (b) Subject to any limitation contained in the by-laws, the board of directors may make by-laws, and from time to time may alter, amend or repeal any by-laws, but any by-laws made by the board of directors may be altered, amended or repealed by the stockholders at any meeting of stockholders by the affirmative vote of the holders of a majority of the stock present and voting at such meeting, provided notice that an amendment is to be considered and acted upon is inserted in the notice or waiver of notice of such meeting.

          (c) The board of directors shall have power from time to time to fix and determine and to vary the amount of the working capital of the corporation, to direct and determine the use and disposition thereof, to set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purposes and to abolish any such reserve in the manner in which it was created.

          (d) The board of directors may from time to time determine whether and to what extent and at which times and places and under what conditions and regulations the accounts and books of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the corporation except as conferred by statute or as authorized by the board of directors.

          (e) No contract or other transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial or other interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorized the contract or other transaction, or solely because his or their votes are counted for such purpose; provided that the material facts as to such relationship or interest and as to the contract or other transaction are disclosed or are known (1) to the board of directors or the committee, and the board or committee in good faith authorizes the contract or other transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (2) to the stockholders entitled to vote thereon, and the contract or other transaction is specifically approved in good faith by vote of the stockholders.

          (f) Any contract, act or transaction of the corporation or of the directors may be ratified by a vote of a majority of the shares having voting power at any meeting of stockholders, or at any special meeting called for such purpose, and such ratification shall, so far as permitted by law and by this certificate of incorporation, be as valid and as binding as though ratified by every stockholder of the corporation.

          (g) Any vote or votes authorizing liquidation of the corporation or proceedings for its dissolution may provide, subject to (i) any agreements among and between stockholders, (ii) the rights of creditors and (iii) rights expressly provided for particular classes or series of stocks, for the distribution pro rata among the stockholders of the corporation of the assets of the corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the board of directors of the corporation to determine the value of the different assets of the corporation for the purpose of such liquidation and may divide or authorize the board of directors of the corporation to divide such assets or any part thereof among the stockholders of the corporation in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

          (h) Elections of directors need not be by ballot.

          (i) The corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of the foregoing provisions of this Section (i) of Article SIXTH shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such repeal or modification.

     SEVENTH: No holder of stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the corporation or any additional stock to be issued by reason of any increase of the authorized capital stock of the corporation, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock or such additional authorized issue of new stock, but rather such stock, bonds, certificates of indebtedness, debentures and other securities may be issued and disposed of pursuant to resolution of the board of directors to such persons, firms, corporations or associations, and upon such terms as may be deemed advisable by the board of directors in the exercise of their discretion.

     EIGHTH:   Meetings of stockholders may be held without the State of
Delaware, if the by-laws so provide. The books of the corporation may be kept (subject to the provisions of the Delaware General Corporation Law) outside of the State of Delaware at such place or places as may be from time to time designated by the board of directors.

     NINTH:    The corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, hereby declaring and certifying that the facts stated in this Certificate of Incorporation are true, hereunto sets her hand and seal this 15th day of July, 1992.



                                                /s/ Jane E. Pike
                                                --------------------------
                                                Jane E. Pike, Incorporator

                              CERTIFICATE OF MERGER

                                       OF

                       PAGING NETWORK OF MISSISSIPPI, INC.

                                      INTO

                        PAGING NETWORK OF TENNESSEE, INC.

                        --------------------------------

     The undersigned corporation, Paging Network of Tennessee, Inc. DOES HEREBY
CERTIFY:

     1. That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

              NAME                                  STATE OF INCORPORATION
              ----                                  ----------------------

Paging Network of Mississippi, Inc.                 Delaware
Paging Network of Tennessee, Inc.                   Delaware

     2. That an Agreement of Merger between the parties of the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

     3. That the name of the surviving corporation of the merger is Paging Network of Tennessee, Inc.

     4. That the Certificate of Incorporation of Paging Network of Tennessee, Inc., which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

     5. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is c/o Paging Network, Inc., 4965 Preston Park Boulevard, Suite 600, Plano, TX 75093.

     6. That a copy of the Agreement of Merger will be furnished, on request and without cost, to any stockholder of the constituent corporation.

     7. That this Certificate of Merger shall be effective at the close of business on the 31st day of December, 1994.

     IN WITNESS WHEREOF, Paging Network of Tennessee, Inc. has caused this certificate to be signed by Terry L. Scott, its President, and attested by Roger
D. Feldman, its Secretary, this 22nd day of December, 1994.

                                                     PAGING NETWORK OF
                                                      TENNESSEE, INC.


                                                     By:  /s/ Terry L.  Scott
                                                          ----------------------
                                                              Terry L. Scott
                                                              President

ATTEST:



By:  /s/ Roger D.  Feldman
     ----------------------
         Roger D.  Feldman
         Secretary

                              CERTIFICATE OF MERGER

                                       OF

                    PAGING NETWORK-SOUTHEASTERN REGION, INC.,
                        PAGING NETWORK OF ATLANTA, INC.,
                        PAGING NETWORK OF FLORIDA, INC.,
                   PAGING NETWORK OF NORTH CAROLINA, INC., and
                        PAGING NETWORK OF ORLANDO, INC.,

                                      INTO

                        PAGING NETWORK OF TENNESSEE, INC.

                        ---------------------------------

     The undersigned corporation, Paging Network of Tennessee, Inc. DOES HEREBY
CERTIFY:

     1. That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

             NAME                                    STATE OF INCORPORATION
             ----                                    ----------------------
Paging Network-Southeastern Region, Inc.             Delaware
Paging Network of Atlanta, Inc.                      Delaware
Paging Network of Florida, Inc.                      Delaware
Paging Network of North Carolina, Inc.               Delaware
Paging Network of Orlando, Inc.                      Delaware
Paging Network of Tennessee, Inc.                    Delaware

     2. That an Agreement of Merger between the parties of the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

     3. That the name of the surviving corporation of the merger is Paging Network of Tennessee, Inc.

     4. That the Certificate of Incorporation of Paging Network of Tennessee, Inc., which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

     5. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is c/o Paging Network, Inc., 4965 Preston Park Boulevard, Suite 600, Plano, TX 75093.

     6. That a copy of the Agreement of Merger will be furnished, on request and without cost, to any stockholder of the constituent corporation.

     7. That this Certificate of Merger shall be effective at the close of business on the 28th day of December, 1996.

     IN WITNESS WHEREOF, Paging Network of Tennessee, Inc. has caused this certificate to be signed by Kenneth W. Sanders, its Senior Vice President-Finance, this 23rd day of December, 1996.

                                         PAGING NETWORK OF
                                           TENNESSEE, INC.


                                         By:  /s/ Kenneth W. Sanders
                                              ----------------------------------
                                              Kenneth W. Sanders,
                                              Senior Vice President-Finance

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PAGING NETWORK OF TENNESSEE, INC.

     Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, Paging Network of Tennessee, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST:    That the Board of Directors of the Corporation, by unanimous consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution setting forth and declaring advisable the following proposed amendment to the Certificate of Incorporation of the Corporation.

     That paragraph one should be amended to read in its entirety as follows:

           "FIRST: THE NAME OF THE CORPORATION SHALL BE PAGENET, INC."

     SECOND:   That thereafter, pursuant to resolution of the Board of
Directors, the proposed amendment was submitted to the stockholders of the Corporation, and the necessary number of shares as required by statute was voted in favor of the amendment.

     THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH:   That this Certificate of Amendment shall be effective upon the filing hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to its Certificate of Incorporation to be executed this 6th day of August, 1998.


                                      /s/ G. Robert Thompson
                                      -----------------------------------
                                      G. Robert Thompson, Vice President

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), entered into on the 2nd day of December, 1998, is entered into by and among PageNet, Inc., a Delaware corporation ("PageNet"), and Paging Network of Washington, Inc., a Virginia corporation (the "Merging Corporation") to effect the merger of the Merging Corporation with and into PageNet (the "Merger") as provided herein.

                                   WITNESSETH:

     WHEREAS, Paging Network, Inc., a Delaware corporation and parent of PageNet and the Merging Corporation ("Parent") desires to consolidate certain of its operations; and

     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, the respective Boards of Directors of PageNet and the Merging Corporation have approved the Merger, whereby all the issued and outstanding shares of common stock of the Merging Corporation will be canceled; and

     WHEREAS, the parties hereto desire to set forth the terms of the Merger;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

     1.1 THE MERGER. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), effective as of 11:59 p.m. Eastern Standard Time, December 31, 1998 (such date and time, the "Effective Time"), the Merging Corporation shall merge with and into PageNet. As a result of the Merger, the separate corporate existence of the Merging Corporation shall cease and PageNet, as the surviving corporation (sometimes referred to as the "Surviving Corporation" in such context), shall succeed to all the liabilities, rights, privileges, immunities, and franchises and all the property (real, personal, intellectual and other) of the Merging Corporation, without the necessity for separate transfer. PageNet shall thereafter be responsible and liable for all the obligations of the Merging Corporation, and neither the rights of the creditors nor any liens on the property of the Merging Corporation shall be impaired by the Merger.

     1.2 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

     1.3 CERTIFICATE OF INCORPORATION, BYLAWS. The Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws") of PageNet, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation and thereafter shall continue to be its Certificate of Incorporation and Bylaws until amended as provided therein and under the DGCL.

     1.4 DIRECTORS AND OFFICERS. The persons serving as directors and officers of PageNet immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified in accordance with the Certificate and Bylaws.

     1.5 CONVERSION OF SECURITIES: EXCHANGE. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, PageNet or the Merging Corporation:

          (a) Each share of the common stock of the Merging Corporation which is issued and outstanding immediately prior to the Effective Time shall be canceled, and certificates that, prior to the Effective Time of the Merger, represented shares of common stock of the Merging Corporation shall thereafter be deemed canceled. No shares of stock of PageNet will be issued pursuant to the Merger.

          (b) Each share of common stock of the Merging Corporation held in the treasury of any of the Merging Corporation immediately prior to the Effective Time, and all rights to acquire shares of common stock of the Merging Corporation, if any, shall be canceled and extinguished at the Effective Time without any conversion thereof and no payment shall be made with respect thereto.

          (c) Each share of the common stock of PageNet issued and outstanding immediately prior to the Effective Time shall at the Effective Time be converted into one (1) validly issued, fully paid and non-assessable share of the common stock of the Surviving Corporation.

     1.6 TAKING OF NECESSARY ACTION; FURTHER ACTION. The parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Merging Corporation, such corporations shall direct their respective officers and directors to take, all such lawful and necessary action.

     1.7 TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated by the Board of Directors of PageNet notwithstanding approval of the agreement by the stockholders of all or any of the Merging Corporation or of PageNet.

                                   ARTICLE 2
                                  MISCELLANEOUS

     2.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

     2.2 SUCCESSORS AND ASSIGN. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     2.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware (except the choice of law rules thereof).

     IN WITNESS WHEREOF, the undersigned have each caused this Agreement and Plan of Merger to be executed on its behalf by its duly authorized officer on December 2, 1998 to be effective at the Effective Time.

                                 PAGENET, INC.


                                 By: /s/ J. Barry Duncan
                                     ------------------------------
                                         J. Barry Duncan
                                         Vice President


                                 PAGING NETWORK OF WASHINGTON, INC.


                                 By: /s/ J. Barry Duncan
                                     -------------------------------
                                         J. Barry Duncan
                                         Vice President

     The undersigned, as the duly authorized Secretary of PageNet and the Merging Corporation, hereby certifies that this Agreement and Plan of Merger was unanimously approved by the sole stockholder of PageNet and the Merging Corporation in accordance with applicable law.


                                 /s/ Ruth Williams
                                 -----------------------------------
                                 Ruth Williams
                                 Secretary of PageNet and
                                 the Merging Corporation

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), entered into on the 2nd day of December, 1998, is entered into by and among PageNet, Inc., a Delaware corporation ("PageNet"), and Paging Network of New York, Inc., a New York corporation (the "Merging Corporation") to effect the merger of the Merging Corporation with and into PageNet (the "Merger") as provided herein.

                                   WITNESSETH:

     WHEREAS, Paging Network, Inc., a Delaware corporation and parent of PageNet and the Merging Corporation ("Parent") desires to consolidate certain of its operations; and

     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, the respective Boards of Directors of PageNet and the Merging Corporation have approved the Merger, whereby all the issued and outstanding shares of common stock of the Merging Corporation will be canceled; and

     WHEREAS, the parties hereto desire to set forth the terms of the Merger;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

     1.1 THE MERGER. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), effective as of 11:59 p.m. Eastern Standard Time, December 31, 1998 (such date and time, the "Effective Time"), the Merging Corporation shall merge with and into PageNet. As a result of the Merger, the separate corporate existence of the Merging Corporation shall cease and PageNet, as the surviving corporation (sometimes referred to as the "Surviving Corporation" in such context), shall succeed to all the liabilities, rights, privileges, immunities, and franchises and all the property (real, personal, intellectual and other) of the Merging Corporation, without the necessity for separate transfer. PageNet shall thereafter be responsible and liable for all the obligations of the Merging Corporation, and neither the rights of the creditors nor any liens on the property of the Merging Corporation shall be impaired by the Merger.

     1.2 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

     1.3 CERTIFICATE OF INCORPORATION: BYLAWS. The Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws") of PageNet, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation and thereafter shall continue to be its Certificate of Incorporation and Bylaws until amended as provided therein and under the DGCL.

     1.4 DIRECTORS AND OFFICERS. The persons serving as directors and officers of PageNet immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified in accordance with the Certificate and Bylaws.

     1.5 CONVERSION OF SECURITIES: EXCHANGE. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, PageNet or the Merging Corporation:

          (a) Each share of the common stock of the Merging Corporation which is issued and outstanding immediately prior to the Effective Time shall be canceled, and certificates that, prior to the Effective Time of the Merger, represented shares of common stock of the Merging Corporation shall thereafter be deemed canceled. No shares of stock of PageNet will be issued pursuant to the Merger.

          (b) Each share of common stock of the Merging Corporation held in the treasury of any of the Merging Corporation immediately prior to the Effective Time, and all rights to acquire shares of common stock of the Merging Corporation, if any, shall be canceled and extinguished at the Effective Time without any conversion thereof and no payment shall be made with respect thereto.

          (c) Each share of the common stock of PageNet issued and outstanding immediately prior to the Effective Time shall at the Effective Time be converted into one (1) validly issued, fully paid and non-assessable share of the common stock of the Surviving Corporation.

     1.6 TAKING OF NECESSARY ACTION: FURTHER ACTION. The parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Merging Corporation, such corporations shall direct their respective officers and directors to take, all such lawful and necessary action.

     1.7 TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated by the Board of Directors of PageNet notwithstanding approval of the agreement by the stockholders of all or any of the Merging Corporation or of PageNet.

                                    ARTICLE 2
                                  MISCELLANEOUS

     2.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

     2.2 SUCCESSORS AND ASSIGNS. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     2.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware (except the choice of law rules thereof).

     IN WITNESS WHEREOF, the undersigned have each caused this Agreement and Plan of Merger to be executed on its behalf by its duly authorized officer on December 2, 1998 to be effective at the Effective Time.

                                 PAGENET, INC.


                                 By: /s/ J. Barry Duncan
                                     ----------------------------------------
                                         J. Barry Duncan
                                         Vice President



                                 PAGING NETWORK OF NEW YORK, INC.


                                 By: /s/ J. BARRY DUNCAN
                                     ----------------------------------------
                                         J. Barry Duncan
                                         Vice President


     The undersigned, as the duly authorized Secretary of PageNet and the Merging Corporation, hereby certifies that this Agreement and Plan of Merger was unanimously approved by the sole stockholder of PageNet and the Merging Corporation in accordance with applicable law.



                                 /s/ Ruth Williams
                                 --------------------------------------------
                                 Ruth Williams
                                 Secretary of PageNet and
                                 the Merging Corporation

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), entered into on the 2nd day of December, 1998, is entered into by and among PageNet, Inc., a Delaware corporation ("PageNet"), and those corporations listed on Exhibit A, each of which is a Delaware corporation (the "Merging Corporations") to effect the merger of the Merging Corporations with and into PageNet (the "Merger") as provided herein.

                                   WITNESSETH:

     WHEREAS, Paging Network, Inc., a Delaware corporation and parent of PageNet and each of the Merging Corporations ("Parent") desires to consolidate certain of its operations; and

     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, the respective Boards of Directors of PageNet and each of the Merging Corporations have approved the Merger, whereby all the issued and outstanding shares of common stock of each of the Merging Corporations will be canceled; and

     WHEREAS, the parties hereto desire to set forth the terms of the Merger;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

     1.1 THE MERGER. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), effective as of 11:59 p.m. Eastern Standard Time, December 31, 1998 (such date and time, the "Effective Time"), the Merging Corporations shall merge with and into PageNet. As a result of the Merger, the separate corporate existence of the Merging Corporations shall cease and PageNet, as the surviving corporation (sometimes referred to as the "Surviving Corporation" in such context), shall succeed to all the liabilities, rights, privileges, immunities, and franchises and all the property (real, personal, intellectual and other) of the Merging Corporations, without the necessity for separate transfer. PageNet shall thereafter be responsible and liable for all the obligations of the Merging Corporations, and neither the rights of the creditors nor any liens on the property of the Merging Corporations shall be impaired by the Merger.

     1.2 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

     1.3 CERTIFICATE OF INCORPORATION: BYLAWS. The Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws") of PageNet, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation and thereafter shall continue to be its Certificate of Incorporation and Bylaws until amended as provided therein and under the DGCL.

     1.4 DIRECTORS AND OFFICERS. The persons serving as directors and officers of PageNet immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified in accordance with the Certificate and Bylaws.

     1.5 CONVERSION OF SECURITIES: EXCHANGE. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, PageNet or the Merging Corporations:

          (a) Each share of the common stock of each of the Merging Corporations which is issued and outstanding immediately prior to the Effective Time shall be canceled, and certificates that, prior to the Effective Time of the Merger, represented shares of common stock of the Merging Corporations shall thereafter be deemed canceled. No shares of stock of PageNet will be issued pursuant to the Merger.

          (b) Each share of common stock of each of the Merging Corporations held in the treasury of any of the Merging Corporations immediately prior to the Effective Time, and all rights to acquire shares of common stock of the Merging Corporations, if any, shall be canceled and extinguished at the Effective Time without any conversion thereof and no payment shall be made with respect thereto.

          (c) Each share of the common stock of PageNet issued and outstanding immediately prior to the Effective Time shall at the Effective Time be converted into one (1) validly issued, fully paid and non-assessable share of the common stock of the Surviving Corporation.

     1.6 TAKING OF NECESSARY ACTION: FURTHER ACTION. The parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Merging Corporations, such corporations shall direct their respective officers and directors to take, all such lawful and necessary action.

     1.7 TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated by the Board of Directors of PageNet notwithstanding approval of the agreement by the stockholders of all or any of the Merging Corporations or of PageNet.

                                   ARTICLE 2
                                 MISCELLANEOUS

     2.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

     2.2 SUCCESSORS AND ASSIGNS. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     2.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware (except the choice of law rules thereof).

         IN WITNESS WHEREOF, the undersigned have each caused this Agreement and Plan of Merger to be executed on its behalf by its duly authorized officer on December 2, 1998 to be effective at the Effective Time.

                                  PAGENET, INC.

                                  By: /s/ J. BARRY DUNCAN
                                      -------------------------------
                                          J. Barry Duncan
                                          Vice President


Paging Network-Central Region, Inc.                          Paging Network-Northeastern Region, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network-Northwestern Region, Inc.                     Paging Network of Dallas/Ft. Worth, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network of Hartford/Springfield, Inc.                 Paging Network of Illinois, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network of Los Angeles, Inc.                          Paging Network of Massachusetts, inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging network of Minnesota, Inc.                            Paging Network of New Jersey, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network of Ohio, Inc.                                 Paging Network of Oregon, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network of Philadelphia, Inc.                         Paging network of San Antonio, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
   ---------------------------------                            --------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network of Utah, Inc.                                 Paging Network Equipment Company, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
    --------------------------------                             --------------------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President

Paging Network Satellite Company, Inc.                       Paging Network Services, Inc.

By: /s/ J. Barry Duncan                                      By: /s/ J. Barry Duncan
    --------------------------------                             --------------------------------
        J. Barry Duncan                                              J. Barry Duncan
        Vice President                                               Vice President


         The undersigned, as the duly authorized Secretary of PageNet and each of the Merging Corporations, hereby certifies that this Agreement and Plan of Merger was unanimously approved by the sole stockholder of PageNet and each of the Merging Corporations in accordance with applicable law.

                                      /s/ Ruth Williams
                                      -----------------------------------------
                                      Ruth Williams
                                      Secretary of PageNet and
                                      each Merging Corporation

                                    EXHIBIT A

Corporation                                                                        State of Incorporation
-----------                                                                        ----------------------
Paging Network-Central Region, Inc.                                                Delaware

Paging Network-Northeastern Region, Inc.                                           Delaware

Paging Network-Northwestern Region, Inc.                                           Delaware

Paging Network of Dallas/Ft. Worth, Inc.                                           Delaware

Paging Network of Hartford/Springfield, Inc.                                       Delaware

Paging Network of Illinois, Inc.                                                   Delaware

Paging Network of Los Angeles, Inc.                                                Delaware

Paging Network of Massachusetts, Inc.                                              Delaware

Paging Network of Minnesota, Inc.                                                  Delaware

Paging Network of New Jersey, Inc.                                                 Delaware

Paging Network of Ohio, Inc.                                                       Delaware

Paging Network of Oregon, Inc.                                                     Delaware

Paging Network of Philadelphia, Inc.                                               Delaware

Paging Network of San Antonio, Inc.                                                Delaware

Paging Network of Utah, Inc.                                                       Delaware

Paging Network Equipment Company, Inc.                                             Delaware

Paging Network Satellite Company, Inc.                                             Delaware

Paging Network Services, Inc.                                                      Delaware
